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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 12, 2001


                      Fleet Bank (RI), National Association
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

        United States                 333-38650-01              050495490
-------------------------------  ------------------------     -------------
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
       Incorporation)                                     Identification Number)


     111 Westminster Street
     Providence, Rhode Island                              02903
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(Address of Principal Executive Office)                  (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.      Not Applicable.

Item 2.      Not Applicable.

Item 3.      Not Applicable.

Item 4.      Not Applicable.

Item 5. On February 12, 2001, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to Series 2001-A.

Item 6.      Not Applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             Exhibits

             5.1   Legality Opinion of Orrick, Herrington & Sutcliffe LLP.

             23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)

Item 8.      Not Applicable.

Item 9.      Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FLEET BANK (RI), NATIONAL ASSOCIATION

                                              On behalf of the Fleet Credit Card
                                              Master Trust II

                                           By: /s/ Jeffrey A. Lipson
                                              ---------------------------------
                                           Name: Jeffrey A. Lipson
                                           Title: Vice President


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                                  EXHIBIT INDEX


Exhibit                           Description
-------                           -----------

5.1          Legality opinion of Orrick, Herrington & Sutcliffe LLP

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)